Lease Liabilities	12 Months Ended
Feb. 28, 2026
Lease Liabilities [Abstarct]
LEASE LIABILITIES

16. LEASE LIABILITIES

The undiscounted maturity analysis of lease liabilities is as follows: -

	Minimum lease payment due
Figures in Rand thousands	Within 1 year	2-4 years	Over 4 years	Total

At 28 February 2026
Lease payments	141,305	183,839	1,263	326,407
Finance charges	(12,017)	(26,171)	(354)	(38,542)
Present value of lease payments	129,288	157,668	909	287,865

At 28 February 2025
Lease payments	84,398	132,804	788	217,990
Finance charges	(6,953)	(6,330)	(11)	(13,294)
Present value of lease payments	77,445	126,474	777	204,696

	As of February 28
Figures in Rand thousands	2026	2025

Non-current liabilities	158,577	127,251
Current liabilities	129,288	77,445
	287,865	204,696

It is Group policy to lease the various commercial properties occupied by the Group’s operations and certain motor vehicles are leased in terms of installment sale agreements. The average term of the installment sale agreements is between three to four years and interest is charged at prime linked interest rates. The Group’s obligations under instalment sale agreements are secured by the leased assets.

Property leases capitalized have an average lease term of four years and interest incurred is at an incremental borrowing rate of a similar asset. External sources of information were used to determine incremental borrowing rate of a similar asset. Total cash outflows for leases recognized in statement of cash flows ZAR 141.5 million (2025: ZAR 94.0 million, 2024: ZAR 69.3 million).

The Group leases office building, motor vehicles and IT equipment with contract terms less than twelve months. These leases are short-term. For the financial year ended February 28, 2026, the Group recognized lease payments of ZAR 3.7 million (2025: ZAR 5.0 million, 2024: ZAR 7.3 million) associated with these short-term leases as an expense on a straight-line basis over the lease term.